UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22749
(Investment Company Act file number)

Resource Real Estate Diversified Income Fund
(Exact name of registrant as specified in charter)

1845 Walnut Street, 18th Floor
Philadelphia, PA 19103
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street
Wilmington, DE 19801
 (Name and address of agent for service)

Registrant's telephone number, including area code: (215) 231-7050

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – September 30, 2017

Item 1.  Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	17
Financial Highlights	18
Class A	18
Class C	19
Class W	20
Class I	21
Class U	22
Class T	23
Class D	24
Class L	25
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Additional Information	37
Trustees & Officers	38
Privacy Notice	40

Resource Real Estate Diversified Income Fund	Shareholder Letter

September 30, 2017 (Unaudited)

Dear Shareholders:

We are pleased to present you with the Resource Real Estate Diversified Income Fund Annual Report for the fiscal year ended September 30, 2017. As the Fund’s Advisor, Resource Real Estate has maintained a consistent and disciplined approach to investing our clients’ capital throughout changing market conditions and has continued to deliver on its key investment objectives of current income and low to moderate volatility.

Our investment universe is broadly comprised of three main strategies: Traded Equity (predominantly US REITs), Real Estate Credit (including preferred REIT equity and Private Real Estate Credit Funds) and Direct Real Estate (predominantly Real Estate Private Equity Funds). Each investment type offers relative advantages. For instance, Traded Equity is a more liquid asset class. Direct Real Estate can offer stronger capital stability and Real Estate Credit can offer higher security and income.

Our first decision is to determine the appropriate balance within the Fund among these three investment strategies. We base this decision upon where we see the best risk adjusted value in the context of achieving the Fund’s strategic objectives.

Investment Environment
We believe that US real estate markets are solid with manageable supply dynamics, steady economic growth, moderate leverage and a favorable credit environment with ample liquidity and attractive financing rates relative to historical averages. Nonetheless, as we progress further into the current Real Estate cycle, it will be increasingly important to maintain risk‐adjusted discipline around opportunistically allocating investments across the capital stack and property types with favorable supply and demand factors.

With real estate sector growth expectations continuing to moderate, the year ended September 30, 2017 was a period of underperformance for the US NAREIT Index relative to the broader equity market. The S&P500 realized a total return of 18.60% during this period, reflecting market expectations for broad expansion of the global economy and economic stimulus from the new Administration. In contrast, the US NAREIT Index realized a total return of 2.57% during this period, on the heels of market expectations for rising interest rates and moderating commercial real estate earnings growth, which curtailed asset value appreciation.

The modest movement in the US NAREIT Index was accompanied by periods of higher volatility in interest rates and divergent performance in certain property sectors. During the year ended September 30, 2017, Retail REITs delivered a negative 20%1 return on weaker than expected growth from above average inline tenant bankruptcies such as Aeropostale and Vitamin World along with poor performance and negative headlines   from large anchors such as J.C. Penny and Sears. In that same time frame, Healthcare REITs also underperformed, delivering a negative 5%2 return on the heels of new senior housing supply and the new administration’s efforts to repeal the Affordable Care Act and curtail government‐sponsored healthcare subsidies. Conversely, the Mortgage REIT sector outperformed, posting a 23%3 return, on the heels of rising interest rates and tightening credit markets. The Industrial REIT sector also outperformed, returning 20%4 on increased demand for warehouse and distribution facilities from growth in e‐commerce.

Fund Performance
Throughout the year, the Fund continued to deliver on its objectives of providing attractive current income and lower volatility relative to the broader equity markets for its shareholders. Since inception on March 12, 2013 through the fiscal year ended September 30, 2017, the Fund has paid a consistent distribution for 18 straight quarters, which corresponded to an annualized rate of 5.92%5 as of September 30, 2017. In addition, during the year ended September 30, 2017, the Fund’s volatility (as measured by standard deviation) was 4.59% compared to 7.39% for the S&P500 and 12.09% for the US NAREIT Index.

Given our defensive positioning, we were pleased that the Fund had a total return of 5.67%6 for the fiscal year as compared to a return of 2.57% for the US NAREIT Index and 5.80% for the Wells Fargo® Hybrid and Preferred Securities REIT Index during the same period. All three of the Fund’s primary  investment  strategies  advanced  and  the  Fund  benefited  from  allocations  to  REIT  Preferreds  and  Commericial  Mortgage  related investments within its Real Estate Credit strategy. The Fund’s Private Real Estate strategy also outperformed the US NAREIT Index. Within the Traded REIT strategy, positive returns for Mortgage REITs helped counter balance pressure on Equity REITs in the portfolio.

Investment Positioning
We target an approximately equal weighting in each of our main strategies but diverge from that balanced approach when we believe we can capture risk‐adjusted returns with low to moderate volatility. At the end of the fiscal year ended September 30, 2017, the Fund was approximately equal  weighed  among  our  three  main  strategies.  As  relative  value  between  these  strategies  shifts  in  the  coming  year,  we  will  rebalance  as appropriate.

Annual Report | September 30, 2017	1

Resource Real Estate Diversified Income Fund	Shareholder Letter

September 30, 2017 (Unaudited)

We seek broad diversification7 not only at the asset class level but also across real estate sectors and the capital stack. Such diversification may protect the portfolio as real estate markets continue to adjust to cyclical, fundamental and policy changes. Furthermore, our commitment to thorough fundamental research is intended to enhance our security selection within each strategy.

We also continue to be vigilant regarding anticipated changes in interest rates. To this end, the outperformance of our investments in Mortgage REITs as well as floating rate and short term credit instruments during the fiscal year ended September 30, 2017 illustrated the importance of our allocation to investments that perform well in a rising rate environment. Our Direct Real Estate strategy also can be a source of stability as market sentiment on interest rates shifts.

We are proud of our track record over the past four years and believe that our approach to asset allocation, security selection and diversification will enable us to continue to deliver on our key investment objectives over the course of the next year and beyond. Thank you for being a shareholder of the Resource Real Estate Diversified Income Fund.

Sincerely,

John Snowden
Global Portfolio Manager
Resource Real Estate Diversified Income Fund

[1]	Bloomberg Retail REIT Index (BBRERTL). Data as of 9/30/2017.

[2]	Bloomberg Healthcare REIT Index (BBREHLTH). Data as of 9/30/2017.

[3]	Bloomberg Mortgage REIT Index (BBREMTG). Data as of 9/30/2017.

[4]	Bloomberg Industrial/Warehouse Index (BBREINDW). Data as of 9/30/2017.

[5]
To calculate the quarterly distribution, the Fund’s management takes the income received from the Fund’s portfolio, subtracts expenses and divides the result by the total number of shares the Fund’s investors own.  The annualized distribution represents a single distribution from the Fund and does not represent the total returns of the Fund.  A portion of our distribution has been comprised of a return of capital because certain Fund investments have included preferred and common equity investments, which may include a return of capital.  Distributions are  not guaranteed.

[6]	Class A Performance

[7]	Diversification does not eliminate the risk of experiencing investment losses

2	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio Update

September 30, 2017 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2017*, compared to its benchmark:

Resource Real Estate Diversified Income Fund	1 Year	3 Year	Since Inception	Inception
Class A Shares – Without Load	5.67%	7.63%	6.63%	3/12/2013
Class A Shares – With Load	‐1.17%	5.25%	5.25%	3/12/2013
Class C Shares	4.97%	6.85%	6.08%	8/1/2014
Class C Shares – With Load(a)	2.38%	6.31%	5.59%	8/1/2014
Class D Shares[3]	5.24%	–	6.11%	2/12/2015
Class I Shares	5.45%	7.08%	6.33%	8/1/2014
Class L Shares – Without Load	–	–	1.22%	7/10/2017
Class L Shares – With Load	–	–	‐3.04%	7/10/2017
Class T Shares – Without Load[2]	4.97%	6.78%	6.02%	2/12/2015
Class T Shares – With Load	3.35%	6.24%	5.52%	2/12/2015
Class U Shares – Without Load[1]	5.76%	7.67%	6.65%	2/12/2015
Class U Shares – With Load	‐1.08%	5.28%	5.08%	2/12/2015
Class W Shares	5.64%	–	6.25%	11/21/2014
Wells Fargo® Hybrid and Preferred Securities REIT Index	5.80%	7.56%	7.42%	11/21/2014

*	Returns for periods greater than one year are annualized.
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales load.
[1]	Returns shown prior to 2/12/2015 are based on the returns of Class A Shares. If Class U Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.
[2]	Returns shown prior to 2/12/2015 are based on the returns of Class C Shares. If Class T Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.
[3]	Returns shown prior to 2/12/2015 are based on the returns of Class W Shares. If Class D Shares had been available during periods prior to 2/12/2015, the performance shown may have been different.

The Wells Fargo® Hybrid and Preferred Securities REIT (“WHPSR”) Index is designed to track the performance of preferred securities issued in  the U.S. market by real estate investment trusts. The WHPSR Index is composed exclusively of preferred shares and depositary shares. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expense, including underlying funds before fee waivers is 2.75% for Class A, 3.50% for Class C, 2.75% for Class W, 2.50% for Class I, 2.75% for Class U, 3.50% for Class T, 3.25% for Class D and 3.00% for Class L shares per the most recent Class specific prospectus filings. After fee waivers, the Fund’s total annual operating expense is 2.67% for Class A, 3.42% for Class C, 2.67% for Class W, 2.42% for Class I, 2.67% for Class U, 3.42% for Class T, 3.17% for Class D and 2.92% for Class L shares. Class A are subject to a maximum sales load of 5.75% imposed on purchases Class U shares are subject to a maximum sales load of 6.50% imposed on purchases. Class T shares are subject to a maximum sales load of 1.50% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. For performance information current to the most recent month-end, please call  toll-free 1-855-747-9559.

Annual Report | September 30, 2017	3

Resource Real Estate Diversified Income Fund	Portfolio Update

September 30, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2017

Asset Type	Percent of Net Assets
Real Estate Investment Trusts ‐ Common Stocks	93.28%
Preferred Stock	25.60%
Bonds & Notes	3.92%
Purchased Options	0.71%
Short Term Security	0.55%
Total Investments	124.05%
Liabilities in Excess of Other Assets	‐24.05%
Net Assets	100.00%

4	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2017

	Interest/ Dividend Rate	Maturity	Principal	Value
BONDS & NOTES (3.92%)
ASSET BACKED SECURITIES (0.00%)(a)
ACA CLO 2007‐1, Ltd., Class SUB(b)(c)(d)(e)	0.000%	06/15/2022	$1,750,000 $	9,870

COMMERCIAL MORTGAGE BACKED SECURITIES (3.92%)
Banc of America Commercial Mortgage Trust 2006‐4, Class B(f)(g)	5.734%	07/10/2046	200,000	200,127
Banc of America Commercial Mortgage Trust 2007‐3, Class B(f)	5.708%	06/10/2049	996,771	1,005,752
CD 2007‐CD5 Mortgage Trust, Class C(f)	6.581%	11/15/2044	320,000	323,294
Commercial Mortgage Trust 2006‐C8, Class AJ	5.377%	12/10/2046	504,949	511,606
EuroProp EMC SA 2006‐4, Class A(d)(f)(h)	3M EUR L + 8.00%	04/30/2013	1,055,765	733,140
EuroProp EMC SA 2006‐4, Class B(d)(f)(h)	3M EUR L + 8.00%	04/30/2013	2,973,248	15,813
EuroProp EMC VI SA 2007‐6, Class B(d)(f)(h)	3M EUR L + 0.27%	04/30/2017	649,218	625,358
Hypo Real Estate Bank International AG, Class A2(d)(f)	3M GBP L + 0.22%	03/20/2022	2,200,000	825,440
JP Morgan Chase Commercial Mortgage Securities Trust 2005‐LDP5,Class F(f)	5.888%	12/15/2044	455,281	454,203
JP Morgan Chase Commercial Mortgage Securities Trust 2007‐CIBC20, Class AJ(f)	6.456%	02/12/2051	84,598	84,665
JP Morgan Chase Commercial Mortgage Securities Trust 2007‐LDP12, Class AJ(f)	6.154%	02/15/2051	2,513,391	2,445,894
Morgan Stanley Capital I Trust 2006‐HQ8, Class C(f)	5.608%	03/12/2044	500,000	496,825
Morgan Stanley Capital I Trust 2007‐HQ11, Class B(f)(g)	5.538%	02/12/2044	1,700,000	1,377,000
Wachovia Bank Commercial Mortgage Trust Series 2007‐C31, Class AJ(f)	5.660%	04/15/2047	152,808	155,308
				9,254,425
TOTAL BONDS & NOTES
(Cost $12,362,938)				9,264,295

		Shares	Value
PREFERRED STOCKS (25.60%)
REAL ESTATE INVESTMENT TRUSTS (25.60%)
American Homes 4 Rent, Series E(g)	6.350%	44,000	1,169,520
Annaly Capital Management, Inc., Series D(g)	7.500%	118,328	3,001,981
Ares Management LP, Series A(g)	7.000%	60,000	1,627,200
ARMOUR Residential REIT, Inc., Series B(g)	7.875%	161,972	4,049,300
Chimera Investment Corp., Series B(g)	8.000%	36,800	973,360
City Office REIT, Inc., Series A(g)	6.625%	120,000	3,117,600
Colony NorthStar, Inc., Series H(g)	7.125%	70,953	1,822,073
Colony NorthStar, Inc., Series I	7.150%	162,500	4,137,250
Colony NorthStar, Inc., Series D(g)	8.500%	36,497	944,177
Colony NorthStar, Inc., Series E(g)	8.750%	121,289	3,311,190
Colony NorthStar, Inc., Series C(g)	8.875%	20,700	524,331
CYS Investments, Inc., Series B(g)	7.500%	6,123	152,157
Digital Realty Trust, Inc., Series H(g)	7.375%	9,820	266,318
Dynex Capital, Inc., Series B(g)	7.625%	200,000	4,902,000
Five Oaks Investment Corp., Series A(g)	8.750%	135,006	3,406,201
Gladstone Commercial Corp., Series D(g)	7.000%	57,000	1,482,000
Global Medical REIT, Inc., Series A	7.500%	120,000	3,009,600
Monmouth Real Estate Investment Corp.,Series C(g)	6.125%	100,000	2,518,000
New York Mortgage Trust, Inc., Series C(g)	7.875%	77,075	1,960,017
Pennsylvania Real Estate Investment Trust,Series C(g)	7.200%	129,600	3,368,304
Pennsylvania Real Estate Investment Trust,Series B(g)	7.375%	17,464	440,966
Retail Properties of America, Inc., Series A(g)	7.000%	10,127	258,239
Sotherly Hotels, Inc., Series B(g)	8.000%	120,000	3,033,600

See Notes to Financial Statements.

Annual Report | September 30, 2017	5

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2017

	Dividend Rate	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (continued)
STAG Industrial, Inc., Series C(g)	6.875%	25,000	$673,500
Two Harbors Investment Corp., Series A(g)	8.125%	120,000	3,232,800
UMH Properties, Inc., Series B(g)	8.000%	34,000	940,440
Washington Prime Group, Inc., Series I(g)	6.875%	6,173	154,819
Wheeler Real Estate Investment Trust, Inc.,Series D(g)	8.750%	264,019	5,940,428
TOTAL PREFERRED STOCKS (Cost $57,403,505)			60,417,371
REAL ESTATE INVESTMENT TRUSTS ‐ COMMON STOCKS (93.28%)
PUBLIC NON‐TRADED REAL ESTATE INVESTMENT TRUSTS (6.81%)
Cole Credit Property Trust IV, Inc.(d)(e)		4,839	46,936
Cole Real Estate Income Strategy (Daily NAV),Inc., Class I(d)(e)		274,281	5,019,339
Corporate Property Associates 18 Global, Inc.,Class A(d)(e)		37,823	307,877
Corporate Property Associates 18 Global, Inc.,Class C(d)(e)		191,111	1,557,556
Dividend Capital Diversified Property Fund(d)(e)		30,292	225,679
Dividend Capital Diversified Property Fund, Class I(d)(e)		132,945	990,441
Healthcare Trust, Inc.(d)(e)		2,981	61,110
Highlands REIT, Inc.(d)(e)		446,837	156,393
InvenTrust Properties Corp.(d)(e)		446,837	1,474,563
Jones Lang LaSalle Income Property Trust(d)(e)		265,355	3,062,192
NorthStar Healthcare Income, Inc.(d)(e)		321,623	2,688,772
NorthStar Real Estate Income II, Inc.(d)(e)		37,429	322,267
Phillips Edison Grocery Center REIT I, Inc.(d)(e)		14,984	149,541
			16,062,666
PRIVATE REAL ESTATE INVESTMENT
TRUSTS (43.52%)
Barings Core Property Fund, LP(d)		38,601	4,867,932
Broadstone Net Lease(d)		165,897	13,271,740
Brookfield Real Estate Finance V(d)		1,912,405	1,855,033
Charter Hall Direct VA Trust(d)		480,678	466,592
Clarion Debt Fund(d)		5,163,045	3,046,197
Clarion Lion Industrial Trust(d)		7,203	11,815,432
Clarion Lion Properties Fund, LP(d)		11,362	16,014,256
Clarion Ventures(d)		5,857,902	6,707,297
Cottonwood Residential, Inc.(d)		67,940	1,290,869
Guggenheim US Property Private REIT(d)		15,877,677	16,233,906
Heitman Core Real Estate Debt Income(d)		3,938	4,009,133
Och‐Ziff Real Estate Advisors LP(d)		2,143,621	1,907,823
PGIM Real Estate US Debt Fund(d)		5,562	5,573,110
Reverse Mortgage Investment Trust, Inc.(b)(d)(g)		40,000	320,000
Sentinel Real Estate Fund Private REIT(d)		36	3,011,383
Truman REIT(d)		2,039,791	1,790,304
UBS Trumbull LP(d)		436	5,253,765
UBS Trumbull Property Fund(d)		490	5,290,476
			102,725,248

See Notes to Financial Statements.

6	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2017

	Shares	Value
TRADED REAL ESTATE INVESTMENT TRUSTS (42.95%)
Arlington Asset Investment Corp., Class A	242,072	$3,081,577
Blackstone Mortgage Trust, Inc., Class A(g)	141,746	4,396,961
CBL & Associates Properties, Inc.(g)	631,034	5,294,375
City Office REIT, Inc.(g)	347,834	4,789,674
Colony NorthStar, Inc., Class A(g)	82,102	1,031,201
Condor Hospitality Trust, Inc.(g)	302,500	3,161,125
Digital Realty Trust, Inc.(g)	11,261	1,332,514
EPR Properties(g)	30,584	2,132,928
Extra Space Storage, Inc.(g)	20,571	1,644,034
Five Oaks Investment Corp.(g)	368,716	1,644,473
Global Medical REIT, Inc.(g)	907,752	8,151,613
Great Ajax Corp.(g)	46,667	657,538
Independence Realty Trust, Inc.(g)	571,423	5,811,372
Innovative Industrial Properties, Inc.(g)	226,431	4,234,260
Lexington Realty Trust(g)	145,500	1,487,010
MedEquities Realty Trust, Inc.(g)	215,000	2,526,250
Medical Properties Trust, Inc.(g)	120,111	1,577,057
MFA Financial, Inc.(g)	192,800	1,688,928
National Storage Affiliates Trust(g)	26,700	647,208
New Residential Investment Corp.(g)	333,700	5,582,801
New Senior Investment Group, Inc.(g)	331,500	3,033,225
Omega Healthcare Investors, Inc.(g)	26,920	859,017
Orchid Island Capital, Inc.(g)	564,162	5,748,811
Park Hotels & Resorts, Inc.(g)	78,554	2,164,948
Plymouth Industrial REIT, Inc.(g)	201,250	3,664,763
Sachem Capital Corp.(g)	788,025	3,624,915
Spirit Realty Capital, Inc.(g)	211,600	1,813,412
STAG Industrial, Inc.(g)	103,260	2,836,552
Uniti Group, Inc.(g)	290,400	4,257,264
Ventas, Inc.(g)	22,376	1,457,349
Washington Prime Group, Inc.(g)	439,515	3,661,160
Whitestone REIT(g)	436,257	5,693,154
WP Carey, Inc.(g)	25,197	1,698,026
		101,385,495

TOTAL REAL ESTATE INVESTMENT TRUSTS ‐ COMMON STOCKS (Cost $211,429,075)		220,173,409

	Notional Amount	Number of Contracts	Value
PURCHASED OPTIONS (0.70%)
iShares U.S. Real Estate ETF, Put, Exercise Price $79, (expiring 12/15/17)	$100,009,760	12,520	1,665,160

TOTAL PURCHASED OPTIONS (Cost $1,496,659)			1,665,160

See Notes to Financial Statements.

Annual Report | September 30, 2017	7

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2017

	Shares	Value
SHORT TERM INVESTMENTS (0.55%)
Dreyfus Treasury Cash Management,Institutional Class, 0.89%(i)	1,288,712	$1,288,712

TOTAL SHORT TERM INVESTMENTS (Cost $1,288,712)		1,288,712

TOTAL INVESTMENTS (124.05%) (Cost $283,980,889)		$292,808,947

LINE OF CREDIT (‐25.60%)		(60,414,882)

Other Assets In Excess Of Liabilities (1.55%)		3,642,980	(j)

NET ASSETS (100.00%)		$236,037,045

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
3M EUR L - 3 Month EURO LIBOR as of September 30, 2017 was -0.38%
3M GBP L - 3 Month POUND LIBOR as of September 30, 2017 was 0.34%

(a)	Less than 0.005% of Net Assets.
(b)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2017, the aggregate market value of those securities was $329,870, representing 0.14% of net assets.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Illiquid security. See below.
(e)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $16,072,536, representing 6.83% of net assets.
(f)
Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	All or a portion of each of these securities may be segregated as collateral for written options and the Fund's line of credit. The aggregate market value of those securities was $151,013,544.
(h)	Security in default on interest payments.
(i)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2017.
(j)	Includes cash which is being held as collateral for futures and written options.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees.

Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
01/26/15	ACA CLO 2007‐1, Ltd., Class SUB	$200,209	$9,870	0.00	%(a)
10/01/15‐07/01/16	Barings Core Property Fund, LP	4,500,000	4,867,932	2.06%
10/31/16‐05/31/17	Broadstone Net Lease	13,000,000	13,271,740	5.62%
06/26/17	Brookfield Real Estate Finance V	1,912,405	1,855,033	0.79%
04/15/14	Charter Hall Direct VA Trust	449,712	466,592	0.20%
02/14/17‐07/21/17	Clarion Debt Fund	3,174,050	3,046,197	1.29%
01/01/14‐04/03/17	Clarion Lion Industrial Trust	10,300,000	11,815,432	5.00%

See Notes to Financial Statements.

8	www.rredif.com

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2017

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
01/01/14‐07/01/16	Clarion Lion Properties Fund, LP	$14,050,000	$16,014,256	6.78%
07/01/16‐08/04/17	Clarion Ventures	6,043,874	6,707,297	2.84%
05/22/13	Cole Credit Property Trust IV, Inc.	45,000	46,936	0.02%
04/17/14‐03/31/17	Cole Real Estate Income Strategy (Daily NAV), Inc., Class I	4,925,000	5,019,339	2.13%
03/12/15	Corporate Property Associates 18 Global, Inc., Class C	1,720,000	1,557,556	0.66%
11/05/13‐05/30/14	Corporate Property Associates 18 Global, Inc., Class A	340,404	307,877	0.13%
02/24/14‐07/21/14	Cottonwood Residential, Inc.	840,000	1,290,869	0.55%
3/31/17	Dividend Capital Diversified Property Fund, Class I	1,000,000	990,441	0.42%
04/05/13‐11/12/14	Dividend Capital Diversified Property Fund	160,267	225,679	0.09%
06/08/15	EuroProp EMC SA 2006‐4, Class B	1,168,037	15,813	0.01%
05/29/15‐08/19/15	EuroProp EMC SA 2006‐4, Class A	1,340,301	733,140	0.31%
03/10/16	EuroProp EMC VI SA 2007‐6, Class B	704,236	625,358	0.26%
09/01/16‐07/31/17	Guggenheim US Property Private REIT	16,000,000	16,233,906	6.88%
11/08/13	Healthcare Trust, Inc.	70,008	61,110	0.03%
07/27/17	Heitman Core Real Estate Debt Income	3,937,500	4,009,133	1.70%
02/06/15	Highlands REIT, Inc.	144,125	156,393	0.07%
10/30/15	Hypo Real Estate Bank International AG, Class A2	1,535,459	825,440	0.35%
02/06/15	InvenTrust Properties Corp.	1,429,240	1,474,563	0.62%
06/09/15‐08/14/15	Jones Lang LaSalle Income Property Trust	2,900,000	3,062,192	1.30%
11/27/13‐03/12/15	NorthStar Healthcare Income, Inc.	3,045,004	2,688,772	1.14%
03/11/14‐06/30/15	NorthStar Real Estate Income II, Inc.	335,978	322,267	0.14%
06/28/17	Och‐Ziff Real Estate Advisors LP	2,062,499	1,907,823	0.81%
07/31/17	PGIM Real Estate US Debt Fund	5,621,240	5,573,110	2.36%
08/07/13‐11/25/13	Phillips Edison Grocery Center REIT I, Inc.	140,002	149,541	0.06%
02/06/14‐06/06/14	Reverse Mortgage Investment Trust, Inc.	416,500	320,000	0.13%
06/28/17‐07/31/17	Sentinel Real Estate Fund Private REIT	3,000,000	3,011,383	1.28%
06/24/16‐12/15/16	Truman REIT	1,352,428	1,790,304	0.76%
07/01/16‐04/03/17	UBS Trumbull LP	5,200,000	5,253,765	2.23%
01/04/16‐01/03/17	UBS Trumbull Property Fund	5,200,000	5,290,476	2.24%
	Total	$118,263,478	$120,997,535	51.26%

Additional information on investments in private real estate investment trusts:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30,2017(a)
$4,867,932	Barings Core Property Fund, LP	Quarterly	30	$–
13,271,740	Broadstone Net Lease	N/A	N/A	–
1,855,033	Brookfield Real Estate Finance V	N/A	N/A	23,087,595
466,592	Charter Hall Direct VA Trust	N/A	N/A	–
3,046,197	Clarion Debt Fund	N/A	N/A	7,120,893
11,815,432	Clarion Lion Industrial Trust	Quarterly	90	–
16,014,256	Clarion Lion Properties Fund, LP	Quarterly	90	–
6,707,297	Clarion Ventures	N/A	N/A	6,948,765
1,290,869	Cottonwood Residential, Inc.	Daily	60	–
16,233,906	Guggenheim US Property Private REIT	Quarterly	60	–
4,009,133	Heitman Core Real Estate Debt Income	Quarterly	90	21,062,500
1,907,823	Och‐Ziff Real Estate Advisors LP	N/A	N/A	18,338,104
5,573,110	PGIM Real Estate US Debt Fund	N/A	N/A	19,378,760
320,000	Reverse Mortgage Investment Trust, Inc.(b)	N/A	IPO(c)	–
3,011,383	Sentinel Real Estate Fund Private REIT	Quarterly	N/A	–
1,790,304	Truman REIT	N/A	N/A	–
5,253,765	UBS Trumbull LP	Quarterly	60	–
5,290,476	UBS Trumbull Property Fund	Quarterly	60	–

See Notes to Financial Statements.

Annual Report | September 30, 2017	9

Resource Real Estate Diversified Income Fund	Portfolio of Investments

September 30, 2017

(a)	Refer to Note 9 for additional information on unfunded commitments.
(b)	The fair value of this investment has been estimated using the net asset value per share of the investment and adjusted for any changes in market conditions.
(c)	Redemption eligible after the completion of the Initial Price Offering (IPO).

Schedule Of Written Options

At September 30, 2017, the Fund had the following outstanding written options:

	Number of Contracts	Exercise Price	Maturity Date	Notional Value	Value
Call Options
iShares U.S. Real Estate ETF	(12,520)	$84.00	12/15/2017	$(100,009,760)	$(400,640)

Put Options
iShares U.S. Real Estate ETF	(12,520)	$75.00	12/15/2017	$(100,009,760)	$(575,920)
Total Written Options (Premiums $1,363,609)				$(200,019,520)	$(976,560)

See Notes to Financial Statements.

10	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities

September 30, 2017

ASSETS
Investments, at value (Cost $283,980,889)	$292,808,947
Due from broker	260,391
Dividends and interest receivable	2,835,243
Receivable for securities sold	3,549,419
Receivable for Fund shares sold	451,304
Prepaid expenses and other assets	38,068
Total assets	299,943,372

LIABILITIES
Line of credit payable	60,414,882
Interest on line of credit payable	13,936
Written options, at value (Proceeds 1,363,609)	976,560
Payable to custodian	334,267
Payable due to adviser	164,062
Administration fees payable	22,544
Custody fees payable	18,742
Payable for chief compliance officer fee	20,000
Distribution and dealer manager fees payable	42,951
Distribution due to shareholders	1,483,613
Shareholder servicing fees payable	86,142
Payable for transfer agency fees	46,735
Accrued expenses and other liabilities	281,893
Total liabilities	63,906,327
NET ASSETS	$236,037,045

NET ASSETS CONSISTS OF
Paid‐in capital	$225,353,306
Accumulated net investment loss	(16,202)
Accumulated net realized gain	1,484,917
Net unrealized appreciation	9,215,024
NET ASSETS	$236,037,045

Commitments (Note 9)

See Notes to Financial Statements.

Annual Report | September 30, 2017	11

Resource Real Estate Diversified Income Fund	Statement of Assets and Liabilities

September 30, 2017

PRICING OF SHARES
Class A
Net Assets	$84,231,255
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,262,667
Net Asset Value and redemption price per share(a)	$10.19
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$10.81
Class C
Net Assets	$57,558,952
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,648,696
Net Asset Value, offering and redemption price per share	$10.19
Class W
Net Assets	$56,426,542
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,452,532
Net Asset Value, offering and redemption price per share	$10.35
Class I
Net Assets	$8,385,016
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	789,452
Net Asset Value, offering and redemption price per share	$10.62
Class U
Net Assets	$11,971,318
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,173,459
Net Asset Value and redemption price per share(a)	$10.20
Maximum Offering Price Per Share (Maximum Sales Charge of 6.50%)	$10.91
Class T
Net Assets	$5,983,206
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	588,205
Net Asset Value and redemption price per share(a)	$10.17
Maximum Offering Price Per Share (Maximum Sales Charge of 1.50%)	$10.32
Class D
Net Assets	$10,644,966
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,028,209
Net Asset Value, offering and redemption price per share	$10.35
Class L
Net Assets	$835,790
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	81,950
Net Asset Value and redemption price per share(a)	$10.20
Maximum Offering Price Per Share (Maximum Sales Charge of 4.25%)	$10.65

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Financial Statements.

12	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Operations

For the Year Ended September 30, 2017

INVESTMENT INCOME
Dividends	$10,730,889
Interest	1,684,448
Total investment income	12,415,337
EXPENSES
Investment advisory fees (Note 3)	2,364,236
Administrative fees (Note 3)	187,044
Distribution fees (Note 3):
Class C	332,871
Class T	35,615
Class L(a)	110
Shareholder servicing fees (Note 3):
Class A	177,851
Class C	110,957
Class W	114,989
Class U	25,098
Class T	11,872
Class D	18,257
Class L(a)	110
Dealer manager fees (Note 3):
Class W(b)	46,720
Class D	37,476
Interest expense	1,363,641
Transfer agent fees (Note 3)	292,796
Audit fees	25,000
Legal fees	101,252
Printing expense	181,692
Registration fees	103,111
Custody fees	72,010
Trustee fees and expenses (Note 3)	47,597
Chief compliance officer fees (Note 3)	240,000
Networking Fees:
Class A	23,668
Class C	12,585
Class W	15,691
Class I	14
Other expenses	62,780
Total expenses	6,005,043
Less fees waived/expenses reimbursed by investment adviser (Note 3)	(426,265)
Total net expenses	5,578,778
NET INVESTMENT INCOME	6,836,559
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(4,033,438)
Net realized gain on futures contracts	322,214
Net realized gain on written options	5,251,839
Net realized gain on securities sold short	606,686
Net realized loss on foreign currency transactions	(3,779)
Total net realized gain	2,143,522
Net change in unrealized appreciation on investments	2,586,668
Net change in unrealized depreciation on futures contracts	(19,235)
Net change in unrealized depreciation on written options	(511,055)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(158)
Total net change in unrealized appreciation	2,056,220
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	4,199,742
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,036,301

(a)	The Fund's Class L commenced operations on July 10, 2017.
(b)	Effective January 6, 2017, Class W shares are no longer subject to a dealer manager fee.

See Notes to Financial Statements.

Annual Report | September 30, 2017	13

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OPERATIONS
Net investment income	$6,836,559	$3,137,494
Net realized gain	2,143,522	35,806
Net change in unrealized appreciation	2,056,220	7,991,926
Net increase in net assets resulting from operations	$11,036,301	$11,165,226

DISTRIBUTIONS TO SHAREHOLDERS
From investment income:
Class A	(2,199,514)	(1,509,210)
Class C	(1,167,692)	(658,437)
Class W	(1,369,132)	(601,298)
Class I	(60,501)	–
Class U	(298,399)	(70,780)
Class T	(124,300)	(50,499)
Class D	(209,755)	(121,430)
Class L(a)	(3,349)	–
From realized gains on investments:
Class A	(935,094)	–
Class C	(496,428)	–
Class W	(582,068)	–
Class I	(25,721)	–
Class U	(126,860)	–
Class T	(52,844)	–
Class D	(89,174)	–
Class L(a)	(1,424)	–
From return of capital:
Class A	(1,640,207)	(1,517,924)
Class C	(870,765)	(662,238)
Class W	(1,020,979)	(604,770)
Class I	(45,117)	(1)
Class U	(222,520)	(71,188)
Class T	(92,692)	(50,790)
Class D	(156,418)	(122,132)
Class L(a)	(2,497)	–
Net decrease in net assets from distributions	(11,793,450)	(6,040,697)
CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	28,557,593	24,246,411
Distributions reinvested	2,435,036	1,531,196
Cost of shares redeemed	(7,928,996)	(4,085,281)
Net increase from capital shares transactions	23,063,633	21,692,326

Class C
Proceeds from sales of shares	27,110,062	19,427,546
Distributions reinvested	1,622,248	887,888
Cost of shares redeemed	(4,105,442)	(1,893,250)
Net increase from capital shares transactions	24,626,868	18,422,184

Class W
Proceeds from sales of shares	31,284,983	22,518,683
Distributions reinvested	1,517,002	552,421
Cost of shares redeemed	(7,312,580)	(4,368,496)
Net increase from capital shares transactions	25,489,405	18,702,608

Class I
Proceeds from sales of shares	8,358,669	–
Distributions reinvested	65,082	–
Cost of shares redeemed	(1,247)	(49,324)
Net increase/(decrease) from capital shares transactions	8,422,504	(49,324)

See Notes to Financial Statements.

14	www.rredif.com

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Class U
Proceeds from sales of shares	6,110,982	5,539,265
Distributions reinvested	252,648	54,034
Cost of shares redeemed	(126,024)	(10,180)
Early withdrawal charge	263	–
Net increase from capital shares transactions	6,237,869	5,583,119

Class T
Proceeds from sales of shares	2,697,599	2,599,685
Distributions reinvested	119,649	30,599
Cost of shares redeemed	(1,990)	–
Early withdrawal charge	20	–
Net increase from capital shares transactions	2,815,278	2,630,284

Class D
Proceeds from sales of shares	5,019,108	3,072,558
Distributions reinvested	257,001	125,740
Cost of shares redeemed	(188,720)	(30,003)
Net increase from capital shares transactions	5,087,389	3,168,295

Class L(a)
Proceeds from sales of shares	830,260	–
Distributions reinvested	2,846	–
Net increase from capital shares transactions	833,106	–

Net increase in net assets	95,818,903	75,274,021

NET ASSETS
Beginning of year	140,218,142	64,944,121
End of year*	$236,037,045	$140,218,142

*Including accumulated net investment loss of:	$(16,202)	$–

See Notes to Financial Statements.

Annual Report | September 30, 2017	15

Resource Real Estate Diversified Income Fund	Statements of Changes in Net Assets (continued)

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	2,798,258	2,442,421
Distributions reinvested	240,430	154,823
Redeemed	(769,176)	(415,226)
Net increase in capital shares	2,269,512	2,182,018

Class C
Issued	2,657,496	1,963,693
Distributions reinvested	160,203	89,798
Redeemed	(399,113)	(193,223)
Net increase in capital shares	2,418,586	1,860,268

Class W
Issued	3,019,646	2,238,396
Distributions reinvested	147,458	54,815
Redeemed	(699,007)	(455,467)
Net increase in capital shares	2,468,097	1,837,744

Class I
Issued	783,374	–
Distributions reinvested	6,192	–
Redeemed	(116)	(4,749)
Net increase/(decrease) in capital shares	789,450	(4,749)

Class U
Issued	598,894	551,293
Distributions reinvested	24,928	5,375
Redeemed	(12,280)	(995)
Net increase in capital shares	611,542	555,673

Class T
Issued	265,155	262,716
Distributions reinvested	11,831	3,063
Redeemed	(193)	–
Net increase in capital shares	276,793	265,779

Class D
Issued	483,300	314,877
Distributions reinvested	24,974	12,527
Redeemed	(18,216)	(3,058)
Net increase in capital shares	490,058	324,346

Class L(a)
Issued	81,668	–
Distributions reinvested	282	–
Net increase in capital shares	81,950	–

(a)	The Fund’s Class L commenced operations on July 10, 2017.

See Notes to Financial Statements.

16	www.rredif.com

Resource Real Estate Diversified Income Fund	Statement of Cash Flows

For the Year Ended September 30, 2017
Cash Flow from Operating Activities:
Net increase in net assets resulting from operations	$11,036,301
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by / (used in) operating activities:
Purchase of investment securities	(155,881,047)
Proceeds from sale of investment securities	40,036,720
Proceeds from securities sold short transactions	81,160,800
Purchases to cover securities sold short transactions	(80,978,234)
Purchase of option contracts	(7,536,105)
Proceeds from sale of option contracts	1,850,407
Premiums received from written options transactions	6,363,995
Net (purchase) proceeds from short‐term investment securities	(429,810)
Amortization of premium and accretion of discount on investments	191,866
Net realized (gain)/loss on:

Investments	4,033,438
Securities sold short	(606,686)
Written options	(5,251,839)
Net change in unrealized (appreciation)/depreciation on:
Investments	(2,586,668)
Written options	511,055
Futures contracts	19,235
(Increase)/Decrease in assets:
Deposit with broker for written options	(110,383)
Deposit with broker for futures contracts	421,602
Dividends and interest receivable	(1,449,450)
Prepaid expenses & other assets	3,044
Increase/(Decrease) in liabilities:
Payable for interest due on line of credit	13,936
Payable to custodian	(449,029)
Variation margin payable on futures contracts	(9,063)
Shareholder servicing fees payable	30,200
Distribution & dealer manager fees payable	6,756
Payable to advisor	87,989
Administration fees payable	7,265
Custody fees payable	8,921
Payable for transfer agency fees	15,397
Other payables	20,000
Accrued expenses and other liabilities	147,405
Net cash used in operating activities	(109,321,982)

Cash Flows from Financing Activities:
Cash provided by loan:	23,593,798
Proceeds from sale of shares	110,338,808
Cost of shares redeemed	(19,664,716)
Cash distributions paid	(4,945,908)
Net cash provided by financing activities	109,321,982

Cash & Foreign Currency, Beginning of Year	$–
Cash & Foreign Currency, End of Year	$–

Non‐cash financing activities not included herein consist of reinvestment of distributions of:	$6,271,512
Cash paid for interest on loan during the period was:	$1,349,705

See Notes to Financial Statements.

Annual Report | September 30, 2017	17

Resource Real Estate Diversified Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		Year Ended February 28, 2015	For the Period Ended February 28, 2014(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.26	$9.81	$10.52		$9.75	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.39	0.34	0.21		0.33	0.24
Net realized and unrealized gain/(loss) on investments	0.17	0.71	(0.47)		1.05	(0.06)
Total income/(loss) from investment operations	0.56	1.05	(0.26)		1.38	0.18

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.31)	(0.32)	(0.17)		(0.48)	(0.39)
From net realized gain on investments	(0.12)	–	(0.03)		(0.05)	(0.00	)(e)
From return of capital	(0.20)	(0.28)	(0.25)		(0.08)	(0.04)
Total distributions	(0.63)	(0.60)	(0.45)		(0.61)	(0.43)
INCREASE/DECREASE IN NET ASSET VALUE	(0.07)	0.45	(0.71)		0.77	(0.25)
NET ASSET VALUE, END OF PERIOD	$10.19	$10.26	$9.81		$10.52	$9.75

TOTAL RETURN(f)	5.67%	11.09%	(2.50	)%(g)	14.70%	2.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$84,231	$61,470	$37,399		$27,830	$4,823

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.90%	2.78%	3.30	%(i)	4.81%	24.79	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.69%	2.39%	2.24	%(i)	2.29%	2.32	%(i)
Excluding interest expense:(h)
Expenses, gross	2.20%	2.38%	3.05	%(i)	4.51%	24.46	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	1.99%	1.99	%(i)	1.99%	1.99	%(i)
Net investment income(d)(h)	3.81%	3.47%	3.57	%(i)	3.21%	2.54	%(i)

PORTFOLIO TURNOVER RATE	11%	21%	5	%(j)	91%	4	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415	$36,821	$12,373		$5,188	$64
Asset coverage per $1,000 (000s)	$4,912	$4,808	$6,249		$7,319	$76,226

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class A commenced operations on March 12, 2013.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $(0.005).
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

18	www.rredif.com

Resource Real Estate Diversified Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.25	$9.81	$10.50		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.32	0.28	0.18		0.14
Net realized and unrealized gain/(loss) on investments	0.18	0.68	(0.48)		0.58
Total income/(loss) from investment operations	0.50	0.96	(0.30)		0.72

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.27)	(0.27)	(0.14)		(0.20)
From net realized gain on investments	(0.12)	–	(0.03)		(0.05)
From return of capital	(0.17)	(0.25)	(0.22)		(0.03)
Total distributions	(0.56)	(0.52)	(0.39)		(0.28)
INCREASE/DECREASE IN NET ASSET VALUE	(0.06)	0.44	(0.69)		0.44
NET ASSET VALUE, END OF PERIOD	$10.19	$10.25	$9.81		$10.50

TOTAL RETURN(e)	4.97%	10.15%	(2.86	)%(f)	7.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$57,559	$33,114	$13,436		$3,732

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	3.71%	3.53%	4.04	%(h)	6.37	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.47%	3.14%	2.99	%(h)	3.04	%(h)
Excluding interest expense:(g)
Expenses, gross	2.98%	3.13%	3.79	%(h)	6.07	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74%	2.74%	2.74	%(h)	2.74	%(h)
Net investment income(d)(g)	3.11%	2.87%	2.97	%(h)	2.34	%(h)

PORTFOLIO TURNOVER RATE	11%	21%	5	%(i)	91	%(i)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class C commenced operations on August 1, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(h)	Annualized.
(i)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	19

Resource Real Estate Diversified Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017		Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.41		$9.96	$10.67		$10.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.39		0.32	0.20		0.03
Net realized and unrealized gain/(loss) on investments	0.17		0.69	(0.49)		0.46
Total income/(loss) from investment operations	0.56		1.01	(0.29)		0.49

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.30)		(0.30)	(0.15)		–
From net realized gain on investments	(0.12)		–	(0.03)		–
From return of capital	(0.20)		(0.26)	(0.24)		–
Total distributions	(0.62)		(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	(0.06)		0.45	(0.71)		0.49
NET ASSET VALUE, END OF PERIOD	$10.35		$10.41	$9.96		$10.67

TOTAL RETURN(e)	5.64%		10.46%	(2.79	)%(f)	4.81	%(f)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$56,427		$31,076	$11,421		$1,211

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(g)
Expenses, gross	3.06%		3.30%	3.78	%(h)	11.30	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.83	%(i)	2.89%	2.74	%(h)	2.79	%(h)
Excluding interest expense:(g)
Expenses, gross	2.32%		2.90%	3.53	%(h)	11.00	%(h)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.09	%(i)	2.49%	2.49	%(h)	2.49	%(h)
Net investment income(d)(g)	3.79%		3.17%	3.28	%(h)	1.31	%(h)

PORTFOLIO TURNOVER RATE	11%		21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415		$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,912		$4,808	$6,249		$7,319

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class W commenced operations on November 24, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(h)	Annualized.
(i)	Effective January 5, 2017, the annual expense limitation changed from 2.49% to 1.99%.
(j)	Not Annualized.

See Notes to Financial Statements.

20	www.rredif.com

Resource Real Estate Diversified Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.74	$10.36	$10.79		$10.06

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.48	0.04	0.27		0.14
Net realized and unrealized gain/(loss) on investments	0.09	0.97	(0.54)		0.59
Total income/(loss) from investment operations	0.57	1.01	(0.27)		0.73

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.34)	(0.33)	(0.04)		–
From net realized gain on investments	(0.12)	–	(0.03)		–
From return of capital	(0.23)	(0.30)	(0.09)		–
Total distributions	(0.69)	(0.63)	(0.16)		–
INCREASE/DECREASE IN NET ASSET VALUE	(0.12)	0.38	(0.43)		0.73
NET ASSET VALUE, END OF PERIOD	$10.62	$10.74	$10.36		$10.79

TOTAL RETURN(e)	5.45%	10.12%	(2.51	)%(f)	7.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$8,385	$0 (g)	$49		$0	(g)

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.23%	2.49%	2.96	%(i)	3.94	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.56%	2.14%	1.99	%(i)	2.08	%(i)
Excluding interest expense:(h)
Expenses, gross	2.41%	2.09%	2.71	%(i)	3.60	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.74%	1.74%	1.74	%(i)	1.74	%(i)
Net investment income(d)(h)	4.48%	0.36%	4.46	%(i)	2.36	%(i)

PORTFOLIO TURNOVER RATE	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class I commenced operations on August 1, 2014.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(f)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(g)	Amount less than $500.
(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	21

Resource Real Estate Diversified Income Fund – Class U	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.26	$9.82	$10.52		$10.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.39	0.50	0.27		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.18	0.54	(0.52)		(0.05)
Total income/(loss) from investment operations	0.57	1.04	(0.25)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.31)	(0.32)	(0.17)		–
From net realized gain on investments	(0.12)	–	(0.03)		–
From return of capital	(0.20)	(0.28)	(0.25)		–
Total distributions	(0.63)	(0.60)	(0.45)		–
EARLY WITHDRAWAL CHARGE ADDED TO PAID‐IN CAPITAL	0.00 (e)	0.00	0.00		0.00
INCREASE/DECREASE IN NET ASSET VALUE	(0.06)	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.20	$10.26	$9.82		$10.52

TOTAL RETURN(f)	5.76%	10.98%	(2.40	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$11,971	$5,766	$61		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	2.93%	2.78%	3.42	%(i)	7.74	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.73%	2.39%	2.24	%(i)	2.28	%(i)
Excluding interest expense:(h)
Expenses, gross	2.19%	2.38%	3.17	%(i)	7.45	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	1.99%	1.99%	1.99	%(i)	1.99	%(i)
Net investment income(d)(h)	3.82%	5.00%	4.64	%(i)	0.97	%(i)

PORTFOLIO TURNOVER RATE	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class U commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

22	www.rredif.com

Resource Real Estate Diversified Income Fund – Class T	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23	$9.80	$10.50		$10.55

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.31	0.33	0.22		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.19	0.62	(0.53)		(0.05)
Total income/(loss) from investment operations	0.50	0.95	(0.31)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.27)	(0.27)	(0.14)		–
From net realized gain on investments	(0.12)	–	(0.03)		–
From return of capital	(0.17)	(0.25)	(0.22)		–
Total distributions	(0.56)	(0.52)	(0.39)		–
EARLY WITHDRAWAL CHARGE ADDED TO PAID‐IN CAPITAL	0.00 (e)	0.00	0.00		0.00
INCREASE/DECREASE IN NET ASSET VALUE	(0.06)	0.43	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.17	$10.23	$9.80		$10.50

TOTAL RETURN(f)	4.97%	10.05%	(2.96	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$5,983	$3,187	$447		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.69%	3.51%	4.10	%(i)	8.49	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.48%	3.14%	2.99	%(i)	3.03	%(i)
Excluding interest expense:(h)
Expenses, gross	2.95%	3.11%	3.85	%(i)	8.20	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.74%	2.74%	2.74	%(i)	2.74	%(i)
Net investment income(d)(h)	3.07%	3.31%	3.87	%(i)	0.22	%(i)

PORTFOLIO TURNOVER RATE	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class T commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2017	23

Resource Real Estate Diversified Income Fund – Class D	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	Year Ended September 30, 2017	Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)		For the Period Ended February 28, 2015(b)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.41	$9.97	$10.67		$10.72

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	0.35	0.31	0.24		0.00	(e)
Net realized and unrealized gain/(loss) on investments	0.17	0.69	(0.52)		(0.05)
Total income/(loss) from investment operations	0.52	1.00	(0.28)		(0.05)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.28)	(0.30)	(0.15)		–
From net realized gain on investments	(0.12)	–	(0.03)		–
From return of capital	(0.18)	(0.26)	(0.24)		–
Total distributions	(0.58)	(0.56)	(0.42)		–
INCREASE/DECREASE IN NET ASSET VALUE	(0.06)	0.44	(0.70)		(0.05)
NET ASSET VALUE, END OF PERIOD	$10.35	$10.41	$9.97		$10.67

TOTAL RETURN(f)	5.24%	10.35%	(2.69	)%(g)	(0.47)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$10,645	$5,605	$2,131		$2

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(h)
Expenses, gross	3.45%	3.25%	3.85	%(i)	8.19	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.23%	2.89%	2.74	%(i)	2.78	%(i)
Excluding interest expense:(h)
Expenses, gross	2.71%	2.85%	3.60	%(i)	7.90	%(i)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.49%	2.49%	2.49	%(i)	2.49	%(i)
Net investment income(d)(h)	3.40%	3.12%	4.13	%(i)	0.47	%(i)

PORTFOLIO TURNOVER RATE	11%	21%	5	%(j)	91	%(j)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415	$36,821	$12,373		$5,188
Asset coverage per $1,000 (000s)	$4,912	$4,808	$6,249		$7,319

(a)	With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30.
(b)	The Fund's Class D commenced operations on February 13, 2015.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(e)	Amount is less than $0.005.
(f)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(g)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(h)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(i)	Annualized.
(j)	Not Annualized.

See Notes to Financial Statements.

24	www.rredif.com

Resource Real Estate Diversified Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.22

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)(c)	0.26
Net realized and unrealized loss on investments	(0.14	)(d)
Total income from investment operations	0.12

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.05)
From net realized gain on investments	(0.02)
From return of capital	(0.07)
Total distributions	(0.14)
INCREASE/(DECREASE) IN NET ASSET VALUE	(0.02)
NET ASSET VALUE, END OF PERIOD	$10.20

TOTAL RETURN(e)	1.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$836

RATIOS TO AVERAGE NET ASSETS
Including interest expense:(f)
Expenses, gross	3.83	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor and administrator	3.07	%(g)
Excluding interest expense:(f)
Expenses, gross	3.00	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.24	%(g)
Net investment income (c)(f)	11.62	%(g)

PORTFOLIO TURNOVER RATE	11	%(h)(i)

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)	$60,415
Asset coverage per $1,000 (000s)	$4,912

(a)	The Fund's Class L commenced operations on July 10, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Recognition of net investment income is affected by timing and declaration of dividends by underlying investment companies.
(d)
Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the period ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(e)
Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.  Returns shown exclude applicable sales charges.

(f)	Ratios do not include expenses of underlying investment companies in which the Fund invests.
(g)	Annualized.
(h)	Not Annualized.
(i)	Portfolio turnover rate is calculated at the Fund Level and represents the year ended September 30, 2017.

See Notes to Financial Statements.

Annual Report | September 30, 2017	25

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

1.  ORGANIZATION

Resource Real Estate Diversified Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on August 1, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed‐end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Real Estate Inc. (the “Adviser”). The Fund’s primary investment objective is to produce current income, with a secondary objective to achieve a long‐term capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. The Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T, Class D and Class L shares. Class A shares commenced operations on March 12, 2013, Class C and Class I shares commenced operations on August 1, 2014, Class W shares commenced operations on November 24, 2014 and Class U, Class T and Class D shares commenced operations on February 13, 2015. Class L shares commenced operations on July 10, 2017. Class C, Class W, Class I and Class D shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer‐manager fee.  Class U shares are offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer‐manager fee. Class T shares are offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Class C Shares are subject to a 1.00% early withdrawl charge. Class L shares are offered at net asset value plus a maximum sales charge of 4.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price. Futures are valued based on their daily settlement value. Short‐term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fair Value Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a  broker‐dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

26	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

Valuation of Private REITS – The Fund invests a large portion of its assets in Private Real Estate Investment Trusts (“Private REITs”). The Private REITs measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non‐calendar quarter days, the Fair Value Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the entire Private REIT market.

Valuation of Public Non‐Traded REITS – The Fund also invests a large portion of its assets in Public Non‐Traded Real Estate Investment Trusts (“Public Non‐Traded REITs”). The Public Non‐Traded REITs do not timely report periodic NAVs and therefore cannot be valued using the practical expedient. The Fair Value Committee determines the fair value of Public Non‐Traded REITs by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, discounted cash flows and potentially illiquidity discounts.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds. Private investment funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in private investment funds at their respective NAVs at each quarter. For  non‐calendar quarter days, the Fair Value Committee estimates the fair value of each private investment fund by adjusting the most recent NAV for each private investment fund, as necessary, by the change in a relevant benchmark that the Fair Value Committee has deemed to be representative of the market.

Fair Value Measurements – A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

Annual Report | September 30, 2017	27

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of September 30, 2017:

Resource Real Estate Diversified Income Fund

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bonds & Notes(a)	$–	$9,264,295	$–	$9,264,295
Preferred Stocks(a)	60,417,371	–	–	60,417,371
Real Estate Investment Trusts ‐ Common Stocks Public Non‐Traded Real Estate Investment Trusts	$8,081,531	$–	$6,765,015	$14,846,546
Public Non‐Traded Real Estate Investment Trusts (Measured at net asset value)(b)	–	–	–	1,216,120
Private Real Estate Investment Trusts	–	–	320,000	320,000
Private Real Estate Investment Trusts (Measured at net asset value)(b)	–	–	–	102,405,248
Traded Real Estate Investment Trusts	101,385,495	–	–	101,385,495
Purchased Options	1,665,160	–	–	1,665,160
Short Term Investments	1,288,712	–	–	1,288,712
TOTAL	$172,838,269	$9,264,295	$7,085,015	$292,808,947

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Options	$(976,560)	$–	$–	$(976,560)
TOTAL	$(976,560)	$–	$–	$(976,560)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2017.  It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Balance as of September 30, 2016	Accured Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of September 30, 2017	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2017
Real Estate Investment Trusts‐ Common Stock	7,038,418	–	(160,000)	–	206,597	–	–	–	$–	$7,085,015	$206,597
	$7,038,418	$–	$(160,000)	$–	$206,597	$–	$–	$–	$–	$7,085,015	$206,597

28	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2017 are as follows:

	Fair Value at 9/30/2017	Valuation Technique	Unobservable Input	Range
Private Real Estate Investment Trusts	$320,000	Net Asset Value	Secondary Market Prices	N/A
		Qualifying Transaction Data(a)
Non‐Traded Real Estate Investment Trusts	$6,765,015	Net Asset Value	Proprietary Benchmark	99.73‐100.75
		Qualifying Transaction Data(a)

(a)	The reporting entity sets a minimum threshold for secondary market trading activity before incorporating such activity into the valuation.

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Secondary Market Prices	Increase	Decrease
Proprietary Benchmark	Increase	Decrease

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex‐dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Industry Concentration – If the Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2017, the Fund had 119.0% of the value of its net assets invested within the Real Estate industry.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC insurance limit is $250,000 per deposit. At various times throughout the year, the amount on deposit may exceed the FDIC  limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with  investment activities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more‐likely‐than‐not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more‐likely‐than‐not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Annual Report | September 30, 2017	29

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex‐dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Early Withdrawal Charge – Selling  brokers,  or  other  financial  intermediaries  that  have  entered  into  distribution  agreements  with  the Distributor, may receive a commission of up to 1.00%  of the purchase price of Class C and T shares and  up to 0.50% on the purchase of Class A and Class U shares of $1 million or more. Shareholders who tender for repurchase of such shareholder's Class C and T shares within 365 days of purchase will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A and U shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 0.50%, which will be deducted from  repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer‐manager fee. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A, W, I and L (with respect to purchases of under $1 million) shares will not be subject to an early withdrawal charge.  For the year ended September 30, 2017, Class U and Class T had $263 and $20 in early withdrawal charges, respectively.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.25% of the average daily net assets of the Fund. During the year ended September 30, 2017, the Fund accrued $2,364,236 in advisory fees.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses, (including all organization and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until September 9, 2018, so that the total annual operating expenses of the Fund do not exceed 1.99% per annum of Class A average daily net assets, 2.74% per annum of Class C average daily net assets, 1.99% per annum of Class W average daily net assets, 1.74% per annum of Class I average daily net assets, 1.99% per annum of Class U and average daily net assets, 2.74% per annum of Class T average daily net assets, 2.49% per annum of Class D average daily net assets and 2.24% per annum of Class L average daily net assets.  The expense limitation for Class W was changed from 2.49% to 1.99% effective January 5, 2017. Fee waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended September 30, 2017, the Adviser waived fees and reimbursed expenses of $426,265.

As of September 30, 2017 the following amounts were available for recoupment by the advisor based upon their potential expiration dates:

Fund	2018	2019	2020
Resource Real Estate Diversified Income Fund	$739,791	$374,046	$426,265

CCO Services – The Adviser also provides a Chief Compliance Officer to the Fund.  For these services, the Fund pays the Adviser of $20,000 payable monthly.  For the year ended the fund incurred expenses of $240,000 relating to CCO Services.

Fund  Accounting  Fees  and  Expenses  –  ALPS  Fund  Services,  Inc.  (“ALPS”)  serves  as  the  Fund’s  Administrator  and  Accounting  Agent  (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund  (“Transfer Agent”) and receives customary fees from the Fund for such services.

30	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

Distributor – ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor. There are no fees paid to the Distributor pursuant to the Distribution Agreement. The Board has adopted, on behalf of the Fund, a Shareholder Servicing Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Servicing Plan, the Fund’s Class A, Class C, Class W, Class U, Class T, Class D and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the year ended September 30, 2017, the Fund incurred shareholder servicing fees of $459,134. The Class C, Class T and Class L shares also pay to the Distributor a distribution fee, payable under a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75%, 0.75% and 0.25% respectively of the Fund’s average daily net assets attributable to Class C, Class T and Class L shares and is payable on a quarterly basis. In addition, Class D shares pay to Resource Securities, Inc. (the “Dealer Manager”), an affiliate of the Adviser, a dealer manager fee, payable under a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.50% of the Fund’s average daily net assets attributable to Class D shares and is payable on a quarterly basis. Class A, Class W, Class I and Class U shares are not currently subject to a distribution fee. For the year ended September 30, 2017, the Fund accrued $368,596 in distribution fees and $84,196 in dealer manager fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the year ended September 30, 2017, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser receives an annual fee of $10,000, plus $2,000 for attending the annual in‐person meeting of the Board of Trustees, plus $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust, except as noted for the Chief Compliance Officer.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short‐term securities, for the year ended September 30, 2017, amounted to $144,822,684 and $26,747,273, respectively.

5.	DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Annual Report | September 30, 2017	31

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Contracts – The Fund may enter into options transactions for hedging purposes and for non‐hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A written call option on an asset by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A written put option on an asset by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked‐to‐market daily. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.

Futures – The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons, including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

32	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

The location in the Statement of Assets and Liabilities of the Fund’s derivative positions as of September 30, 2017 as follows:

Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Resource Real Estate Diversified Income Fund
Purchased Options (Equity contracts)	Investments, at value	$1,665,160	N/A
Written Options (Equity contracts)	N/A		Written options, at value	$976,560
Total		$1,665,160		$976,560

The location in the Statement of Operations of the Fund’s derivative positions for the year ended September 30, 2017 are as follows:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Resource Real Estate Diversified Income Fund
Futures Contracts (Foreign exchange contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	$322,214	$(19,235)
Purchased Options (Equity contracts)	Net realized loss on investments/Net change in unrealized depreciation on investments	(5,239,813)	475,836
Written Options (Equity contracts)	Net realized gain on written options/Net change in unrealized depreciation on written options	5,251,839	(511,055)
Total		$334,240	$(54,454)

During the year ended September 30, 2017, the average futures notional amount was $684,509; the average purchased and written option contracts volume was 10,186 contracts.

6.	TAX BASIS INFORMATION

For the year ended September 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain on Investments
Resource Real Estate Diversified Income Fund	$(19,309)	$(1,420,119)	$1,439,428

Annual Report | September 30, 2017	33

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

The tax character of distributions paid for the years ended September 30, 2017 and September 30, 2016 were as follows:

September 30, 2017	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$7,044,068	$698,187	$4,051,195

September 30, 2016	Ordinary Income	Long-Term Capital Gain	Return of Capital
Resource Real Estate Diversified Income Fund	$3,011,654	$–	$3,029,043

As of September 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital gains	–
Net unrealized appreciation on securities	10,683,739
Total distributable earnings	$10,683,739

The following information is computed on a tax basis for each item as of September 30, 2017:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Real Estate Diversified Income Fund	$22,757,190	$(12,073,368)	$(83)	$10,683,739	$282,512,174

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

7.	REPURCHASE OFFERS

Pursuant to Rule 23c‐3 under the 1940 Act the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of up to 5% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2%. If the Fund determines not to repurchase an additional 2%, or if more than 7% of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests.

During the year ended September 30, 2017, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. For the year end September 30, 2017, none of the quarterly repurchase offers were oversubscribed. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 19, 2016	December 12, 2016	March 28, 2017	June 19, 2017
Repurchase Request Deadline	October 19, 2016	January 11, 2017	April 19, 2017	July 19, 2017
Repurchase Pricing Date	October 19, 2016	January 11, 2017	April 19, 2017	July 19, 2017
Amount Repurchased	$4,631,028	$2,019,602	$6,533,627	$6,480,742
Shares Repurchased	449,647	197,140	627,721	623,593

8.	BANK LINE OF CREDIT

The Fund has a $100,000,000 secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s 3 month LIBOR plus 145 basis points at the time of borrowing. During the year ended September 30, 2017, the Fund incurred $1,363,641 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended September 30, 2017 were $52,042,651 and 2.54%, respectively. The largest outstanding borrowing during the year ended September 30, 2017 was $71,188,322. As of September 30, 2017, the Fund had $60,414,882 of outstanding borrowings.

34	www.rredif.com

Resource Real Estate Diversified Income Fund	Notes to Financial Statements

September 30, 2017

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of September 30, 2017, the Fund had $151,013,544 in securities pledged as collateral for the line of credit.

9.	UNFUNDED COMMITMENTS

As of September 30, 2017, in addition to the unfunded commitments for investments currently held as of the reporting date (Refer to Portfolio of Investments footnote disclosures), the Fund had $28,000,000 of unfunded commitments relating to potential future investments not currently held as reported below. The value of unfunded commitments reported as of September 30, 2017 approximates fair value.

Security	Unfunded Commitments as of September 30, 2017
Harrison Street Core Property Fund, LP	$18,000,000
Metlife Commercial Mortgage Income Fund, LP	10,000,000

10.	RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on October 18, 2017 which resulted in 783,746 Fund shares being repurchased for $8,061,137.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2017	35

Report of Independent Registered
Resource Real Estate Diversified Income Fund	Public Accounting Firm

To the Board of Trustees and the Shareholders of
Resource Real Estate Diversified Income Fund

We have audited the accompanying statement of assets and liabilities of Resource Real Estate Diversified Income Fund, (the “Fund”) including the portfolio of investments, as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two‐year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian, brokers, and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Resource Real Estate Diversified Income Fund as of September 30, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two‐year period then ended and its financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 29, 2017

36	www.rredif.com

Resource Real Estate Diversified Income Fund	Additional Information

September 30, 2017 (Unaudited)

1.	PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll‐free 855‐747‐9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12‐month period ended June 30th is available without charge upon request by calling toll‐free 855‐747‐9559, or on the SEC’s website at http://www.sec.gov.

2.	QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N‐Q. The filings are available upon request by calling 855‐747‐9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N‐Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

3.	TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $698,187 as long‐term capital gain distribution for the year ended September 30, 2017.

4.	DISTRIBUTABLE CASH FLOW

The information presented below regarding Distributable Cash Flow is supplemental non‐GAAP financial information, which is meaningful to understanding the operating performance of the Fund. Distributable Cash Flow is the functional equivalent of EBITDA for non‐investment companies. Management believes it is an important supplemental measure of performance. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as Total Expense Ratio), and should be read in conjunction with our full financial statements.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Dividends and Interest from the Statement of Operations	$12,415,337	$5,723,726
Add: Tax adjustments attributable to REIT and other investments(1)	4,553,121	1,462,631
Dividends and Interest before REIT adjustments	16,968,458	7,186,357

Total Expenses	6,005,043	2,960,277
Less Fees Waived	(426,265)	(374,046)
Total Net Expenses	5,578,778	2,586,231

Distributable Cash Flow	11,389,680	4,600,126

Distribution to Shareholders	11,793,450	6,040,697

Distribution Coverage Ratio	97%	76%

Net Realized Gain/(Loss) from the Statement of Operations(2)	2,143,522	35,806

Distribution Coverage Ratio including Net Realized Gain	115%	77%

[1]
Tax adjustments attributable to REIT and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

[2]
The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Annual Report | September 30, 2017	37

Resource Real Estate Diversified Income Fund	Trustees & Officers

September 30, 2017 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund’s toll‐free at 855‐747‐9559. Refer to footnote 3 of the financial statements for additional information on Independent Trustee compensation. The Interested Trustees and officers do not receive compensation from the Fund for their services to the Fund.

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
INDEPENDENT TRUSTEES
Fred Berlinsky 1959	Trustee since 2012, Chairman of the Board since 2012	Markeim‐Chalmers, Inc. (commercial real estate firm), President (since March 1986)	2	Resource Credit Income Fund(since February2015)
Enrique Casanova1973	Trustee since 2012	MKTG (marketing company), Vice President(since December 2003)	2	Independent Director, RCP Reserves Holdings Manager, Inc. (August 2006 to October 2012) Resource Credit Income Fund (since February 2015)
David Burns 1974	Trustee since 2015	Ampure Capital, LLC (business consulting and investment banking), President (since June 2004) GT Securities (registered broker‐dealer), Registered Representative (since June 2010) Anthrotect (environmental conservation), Acting CFO (since December 2012); Doorways, LTD (residential real estate firm) (since January 2001)	2	Doorways, LTD (since January 2001) RCP Regents Center (June 2006 to August 2016) Resource Credit Income Fund (since February 2015)

38	www.rredif.com

Resource Real Estate Diversified Income Fund	Trustees & Officers

September 30, 2017 (Unaudited)

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
INTERESTED TRUSTEES AND OFFICERS
Alan Feldman1963	Trustee since 2012 and CEO since 2012	Resource Real Estate, Inc. (the Fund’s adviser) – CEO and director (since May 2004) Resource America, Inc. – SVP (since August 2002)	2	Resource Real Estate, Inc., since 2004 Resource Credit Income Fund, since February 2015
Justin Milberg Year of Birth: 1966	President since 2017
Resource Liquid Alternatives (mutual fund), Chief Operating Officer (since November 2014)

Resource Alternative Advisor, LLC (the investment adviser to Resource Credit Income Fund), an affiliate of Resource Real Estate Inc., Senior Vice President (since November 2016)

Bank of America Merrill Lynch (public bank), Managing Director (2005 to 2011)
			N/A	N/A
Steven Saltzman 1963	Treasurer since 2012 and Senior Vice President since 2012
Resource Real Estate, Inc., Senior Vice President and Chief Financial Officer (since January 2014)

Resource Real Estate, Inc., Vice President – Finance (May 2004 to December 2013)

Resource Credit Income Fund, Treasurer and Senior Vice President (February 2015 to May 2016)
			N/A	N/A
Darshan Patel 1970	Secretary since 2012, Chief Compliance Officer since 2012 and Senior Vice President since 2012
Resource Real Estate, Inc., Senior Vice President and Chief Compliance Officer(since 2004)

Resource Alternative Advisor, LLC, Chief Compliance Officer, Senior Vice President and Secretary (since November 2016)

Resource Securities, Inc. (a registered broker‐ dealer), an affiliate of Resource Real Estate, Inc., Chief Compliance Officer and President(since 2004)

Resource Credit Income Fund, Chief Compliance Officer, Secretary and Senior Vice President (since February 2015)
			N/A	N/A

*	Unless otherwise noted, the address of each Trustee and Officer is c/o Resource Real Estate, Inc., One Crescent Drive, Suite 203, Philadelphia, PA 19112.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
***	The term “Fund Complex” refers to the Resource Real Estate Diversified Income Fund and the Resource Credit Income Fund.

Annual Report | September 30, 2017	39

Resource Real Estate Diversified Income Fund	Privacy Notice

(Unaudited)

Rev. 5/2014

FACTS	WHAT DOES RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	◾	Social Security number	◾	Purchase History
	◾	Assets	◾	Account Balances
	◾	Retirement Assets	◾	Account Transactions
	◾	Transaction History	◾	Wire Transfer Instructions
	◾	Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Real Estate Diversified Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does Resource Real Estate Diversified Income Fund share?	Can you limit this sharing?

For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No

For our marketing purposes –
to offer our products and services to you		No	We don’t share

For joint marketing with other financial companies		No	We don’t share

For our affiliates’ everyday business purposes –		No	We don’t share
information about your transactions and experiences

For our affiliates’ everyday business purposes –		No	We don’t share
information about your creditworthiness

For nonaffiliates to market to you		No	We don’t share

Questions?	Call 1‐855‐747‐9559

40	www.rredif.com

Resource Real Estate Diversified Income Fund	Privacy Notice

(Unaudited)

Who we are

Who is providing this notice?	Resource Real Estate Diversified Income Fund

What we do

How does Resource Real Estate Diversified Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Real Estate	We collect your personal information, for example, when you
Diversified Income Fund collect	◾	Open an account
my personal information?	◾	Provide account information
	◾	Give us your contact information
	◾	Make deposits or withdrawals from your account
	◾	Make a wire transfer
	◾	Tell us where to send the money
	◾	Tells us who receives the money
	◾	Show your government‐issued ID
	◾	Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
	◾	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	◾	Affiliates from using your information to market to you
	◾	Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	◾	Resource Real Estate Diversified Income Fund does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	◾	Resource Real Estate Diversified Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	◾	Resource Real Estate Diversified Income Fund doesn’t jointly market.

Annual Report | September 30, 2017	41

INVESTMENT ADVISER
Resource Real Estate, Inc.
One Crescent Drive, Suite 203
 Philadelphia, Pennsylvania 19112

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
 Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
 Columbus, Ohio 43215

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.
 ALPS Distributors, Inc. is the Distributor for Resource Real Estate Diversified Income Fund.

Item 2.  Code of Ethics.

(a)
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there have not been any amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

(a)(1)(ii) The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.

(a)(2)      The Board of Trustees of the registrant has designated Mr. David M. Burns as the registrant’s Audit Committee Financial Expert.  Mr. Burns is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,000 and $22,000, respectively.

(b)
Audit-Related Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4 were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $3,000 and $3,000, respectively.

(d)
All Other Fees:  For the registrant’s fiscal years ended September 2017 and September 30, 2016, the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e) (1)
The registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s audit also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)
For the registrant’s fiscal years ended September 30, 2017 and September 30, 2016, the aggregate non-audit fees for services billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h)
The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A.  GENERAL POLICY

Rule 206(4)-6 requires a registered investment adviser that exercises voting authority over Client securities to implement proxy voting policies and describe those policies to their Clients. In any instance in which Resource Real Estate Diversified Income Fund or Resource Credit Income Fund (individually “Client” or collectively “Clients”) owns any class of shares of a portfolio company for which proxies are solicited, the applicable Adviser will vote proxies for such shares on behalf of its Clients in accordance with these Proxy Voting Policies and Procedures.

Resource Real Estate, Inc. and Resource Alternative Advisor, LLC’s (individually “Adviser” or collectively “Advisers”) general policy is to vote proxies in a manner that serves the best interest of the Client and in accordance with the Client’s governing documents, as determined by the applicable Adviser in its discretion, taking into account relevant factors, including:

•	The impact on the value of the returns to the relevant Client;

•	Alignment of the interest of the issuer’s management with the relevant Client’s interest, including establishing appropriate incentives for management;

•	The ongoing relationship between the relevant Client and issuer in which it invests, including the continued or increased availability of information; and

•	Industry and business practices.

In addition, the Advisers pay particular attention to the following matters in exercising their proxy voting responsibilities as a fiduciary for their Clients:

•
Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

•
Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

•
Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

B.  SUMMARY OF PROXY VOTING GUIDELINES

1.   ELECTION OF THE BOARD OF DIRECTORS

The Advisers believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. The Advisers also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance. Of greater importance is the skill set of the proposed board member. The Advisers will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

2.   APPROVAL OF INDEPENDENT AUDITORS

The Advisers believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

The Advisers will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

3.   EQUITY-BASED COMPENSATION PLANS

The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Advisers are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Advisers will generally support measures intended to increase stock ownership by executives and  the  use  of  employee  stock  purchase  plans  to  increase  company  stock  ownership  by employees. These may include:

•	Requiring senior executives to hold stock in a company.
•	Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

4.   CORPORATE STRUCTURE

The Advisers view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisers generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

The Advisers will generally support the ability of shareholders to cumulate their votes for the election of directors.

5.   SHAREHOLDER RIGHTS PLANS

There are arguments both in favor of and against shareholder rights plans, also known as poison pills. For example, such measures may tend to entrench or provide undue compensation to current management, which the Advisers generally consider to have a negative impact on shareholder value. Therefore, the Advisers’ preference is for a plan that places shareholder value in a priority position above interests of management.

C.  CONFLICTS OF INTEREST

As stated above, in evaluating how to vote a proxy, the applicable portfolio manager will first determine whether there is a conflict of interest related to the proxy in question between the applicable Adviser and the Clients. This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a Client of the applicable Adviser.

If a conflict is identified and deemed “material” by the PM, the applicable Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the Client (which may include utilizing an independent third party to vote such proxies).

With respect to material conflicts, an Adviser will determine whether it is appropriate to disclose the conflict to affected clients to give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when an Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, such Adviser will:

•	Give the ERISA client the opportunity to vote the proxies in question themselves; or

•	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

D.  PROCEDURES FOR PROXIES

An Adviser will generally adhere to the following procedures for voting proxies:

•	A written record of each proxy received by the applicable Adviser (on behalf of its Clients) will be kept in such Adviser’s files;

•
Prior to voting any proxies, the applicable portfolio manager will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth  above.  If  a  conflict  is  identified,  the  applicable  portfolio  manager  will  then  make  a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

E.  RECORD OF PROXY VOTING

The applicable Adviser and the CCO will be responsible for maintaining files relating to its proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

•	Copies of these proxy voting policies and procedures, and any amendments thereto;

•
A  copy of  each proxy statement that an  Adviser received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

•	With respect to DIF and CIF, a copy of the most recently filed Form N-PX, which will be available to Clients upon request;

•	A record of each vote that an Adviser casts;

•	A copy of any document that an Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

•
A copy of each written request for information on how an Adviser voted such client’s proxies and a copy of any written response to any request for information on how an Adviser voted proxies on behalf of clients.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

John Snowden serves as the Fund's portfolio manager and is primarily responsible for the day-to-day management of the Fund. Prior to becoming portfolio manager for the Fund in June 2015, Mr. Snowden has been active in setting the strategy along with the Adviser’s Real Estate Securities Division to acquire and manage global REIT investment portfolios.  From June 2013 until June 2015, Mr. Snowden served as Managing Director for Resource Real Estate Global Property Securities (Aust.) Pty Ltd (a company that is 75% owned by the Fund's portfolio manager).  From February 2010 to April 2013, Mr. Snowden served as Managing Director, Head of Global Equity & Real Estate Securities for AIMS Snowden Global Securities Management PL (“AIMS”), a company founded by Mr. Snowden that specializes in the management of Asian and Australian real estate and equity portfolios.  While at AIMS, Mr. Snowden hired and managed several U.S. REIT analysts.  From January 2006 to April 2009, Mr. Snowden served as Managing Director, Head of Global Property Securities and Infrastructure for Colonial First State Global Asset Management (“Colonial”), where he was responsible for the setup of U.S. operations and the management of approximately 20 global, Australian, Asian, European and other opportunistic property investment funds.  Mr. Snowden was responsible for creating Colonial’s New York City based U.S. operations.  From February 1998 to January 2006, Mr. Snowden served in several leadership roles in the real estate and equities investment division of UBS Global Asset Management, reporting directly to that firm’s New York City based Global Head of Real Estate.  From November 1989 to January 1998, Mr. Snowden served JPMorgan IM Australia Limited and J.P. Morgan Securities, Inc. as a Vice President with responsibility for investments in real estate, banking and financial institutions, and other industrial sectors, and he worked in their New York City office for two years.  Mr. Snowden earned a Bachelor of Laws from the University of New South Wales in Sydney, Australia, and a Master of Laws from the University of Sydney in Sydney, Australia.  Mr. Snowden is also a Chartered Financial Analyst (CFA).

As of September 30, 2017, Mr. Snowden owned no Fund shares and did not manage any accounts other than the Fund.

As compensation, Mr. Snowden receives from the Adviser a fixed base salary, a housing and travel allowance and retirement account matching benefits.  Mr. Snowden is also entitled to receive a discretionary bonus, based, among other things, on whether the Fund (i) meets certain volatility and risk goals and (ii) achieves a target annual return of a certain amount above LIBOR.

Justin Milberg has served as Chief Operating Officer, Resource Liquid Alternatives (a business unit of Resource America, Inc.) since November 2014 and was further appointed as a portfolio manager for the Fund in February 2017. Mr. Milberg has over 20 years of experience in financial services and joined Resource America, Inc. in April of 2012 with the title of Managing Director, Resource Financial Fund Management. Prior to joining Resource America, Inc., Mr. Milberg was a Managing Director of the Financial Institutions Group at Bank of America Merrill Lynch from March 2005 until July 2011. Mr. Milberg earned a Bachelor of Arts degree in Economics from Cornell University and a Masters of Business Administration from the Wharton School of Business.

As of September 30, 2017, Mr. Milberg owned between $50,001 and $100,000 in Fund shares.

As of September 30, 2017, in addition to the Fund, Mr. Milberg manages $57.16 million for one other registered investment company, the Resource Credit Income Fund, and a $5.42 million portfolio of life settlement contracts for Resource Capital Corporation, an affiliate of Resource America, Inc.

As compensation, Mr. Milberg receives from the Adviser a fixed base salary and retirement account matching benefits. Mr. Milberg is also entitled to receive a discretionary bonus, based, among other things, on whether the Fund (i) meets certain risk and diversification goals and (ii) achieves a target annual return of a certain amount above LIBOR.

Gene Nusinzon serves as a portfolio manager for the Fund and has served in that capacity since August 2017. Mr. Nusinzon has over 10 years of experience as a business and financial analyst and joined the Adviser on August 10, 2017. From May 2014-August 2017, Mr. Nusinzon was a Senior Equity Research Associate at J.P. Morgan Securities where he was responsible for covering net lease, office and self-storage REITs, which included building and maintaining comprehensive valuation models using discounted cash flow, net asset value, and earnings based methods. From July 2009-May 2014, Mr. Nusinzon was a Senior Credit Rating Agency Analyst at Standard & Poor’s Financial Services (“S&P”). At S&P, Mr. Nusinzon reviewed company budgets, built and maintained proprietary credit models, conducted property-level due diligence and analyzed industry trends. Mr. Nusinzon’s expertise led to him becoming group head of the Data Center, Net Lease and Sunbelt Residential REIT subsectors at S&P. Mr. Nusinzon earned his Master of Business Administration degree with a triple specialization in Finance, Accounting and Management from New York University’s Leonard N. Stern School of Business in 2009, and was a Business Analyst for Fidelity National Information Services in Malvern, Pennsylvania from October 2005-June 2008 where he advised senior management on sales forecasts and budget allocations. In addition to his Master of Business Administration degree, Mr. Nusinzon holds a Bachelor’s degree in Computer Science from Pennsylvania State University.

As of September 30, 2017, Mr. Nusinzon owned no Fund shares and did not manage any accounts other than the Fund.

As compensation, Mr. Nusinzon receives from the Adviser a fixed based salary and is entitled to receive a discretionary bonus subject to his individual performance and the Adviser’s performance.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.  Exhibits.

(a)(1)	Registrant’s Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	December 8, 2017

By	(Signature and Title)

By:	/s/ Steven R. Saltzman
Steven Saltzman
Treasurer (Principal Financial Officer)

Date:	December 8, 2017